February 16, 2018

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Fund

Supplement to Summary Prospectus and Prospectus

Dated March 1, 2017

Effective on or about March 19, 2018, the fund's name will change to:

"Dreyfus Global Dynamic Bond Income Fund"

Effective on or about March 19, 2018, the following information supplements and supersedes any contrary information contained in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

The fund normally invests at least 10% of its net assets in each of U.S. government bonds, emerging market sovereign debt and investment grade and high yield corporate instruments.

The fund seeks to provide a minimum average annual total return of US Dollar 1-Month LIBOR plus 3%, before fees and expenses, over a five-year period.  There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

Effective on or about March 19, 2018, the following information supplements and supersedes any contrary information contained in the section "Fund Details − Goal and Approach" in the prospectus:

The fund's portfolio managers have considerable latitude in allocating the fund's investments and in selecting securities and derivative instruments to implement the fund's investment approach.  The fund, however, normally invests at least 10% of its net assets in each of U.S. government bonds, emerging market sovereign debt and investment grade and high yield corporate instruments.  The portfolio managers also assess and manage the overall risk profile of the fund's portfolio.  The portfolio managers generally will sell investments when themes change or when the portfolio managers determine that a particular fixed-income asset class or sector is no longer considered attractive in absolute terms, or the issuer's prospects have changed.

The fund is not managed to a benchmark index.  Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.  The fund seeks to provide a minimum average annual total return of US Dollar 1-Month LIBOR plus 3%, before fees and expenses, over a five-year period.  There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.  The fund's portfolio will not have the same characteristics as its broad-based securities market index — the Citibank 1-Month US Treasury Bill Index — or its synthetic securities market index — the BofA Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index.

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February 16, 2018

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Fund

Supplement to Statement of Additional Information

Dated March 1, 2017, as revised or amended, March 31, 2017, May 1, 2017, June 30, 2017, September 11, 2017, September 29, 2017, November 30, 2017 and December 29, 2017

Effective on or about March 19, 2018, Dreyfus Global Dynamic Bond Fund will change its name to "Dreyfus Global Dynamic Bond Income Fund," and references to Dreyfus Global Dynamic Bond Fund throughout this Statement of Additional Information will be replaced with Dreyfus Global Dynamic Bond Income Fund.

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